NEXPOINT
REAL ESTATE FINANCE

NYSE:NREF

3Q 2025 Financial Supplement

October 30, 2025

CONTACT

NEXPOINT REAL ESTATE FINANCE
(NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Kristen Griffith
(p) 214.908.1854
(e) kgriffith@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "believe", "estimate", "expect," "intend", "may", "should" , "target" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, guidance for financial results for the fourth quarter of 2025, including the Company's estimated net income, earnings per share, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), EAD per diluted common share, CAD per diluted common share, dividend coverage ratios, including the CAD T-12 coverage ratio and related assumptions and estimates, portfolio commentary, including the resiliency of SFR and life science demand and the Company's intent to not settle Series B preferred redemptions in shares of common stock when the Company's common stock price is below book value. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the "SEC"), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD, CAD, EAD and CAD per diluted common share, and adjusted weighted average common shares outstanding - diluted.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. The Company also adjusts EAD to remove the (Income)/Losses from equity method investments as they represent changes in the equity value of our investments rather than distributable earnings. The Company will include income from equity method investments to the extent that we receive cash distributions and upon realizing gains and/or losses. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this presentation includes the dilutive effect of non-controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to our external manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs.

We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

Adjusted weighted average common shares outstanding - diluted is calculating by subtracting the dilutive effect of potential redemptions of Series B preferred shares for shares of our common stock from weighted average common shares outstanding - diluted. We believe providing adjusted weighted average common shares outstanding - diluted to our investors is helpful in their assessment of our performance without the potential dilutive effect of the Series B preferred shares. We have the right to redeem the Series B preferred shares for cash or shares of our common stock. Additionally, Series B preferred redemptions are capped at 2% of the outstanding Series B preferred shares per month, 5% per quarter and 20% per year. The Company maintains sufficient liquidity to pay cash to cover any redemptions up to the quarterly redemption cap. Further, it is the Company's intent to not settle Series B preferred redemptions in shares of common stock when the Company's stock price is below book value. Adjusted weighted average common shares outstanding - diluted should not be considered as an alternative to the GAAP measures. Our computation of adjusted weighted average common shares outstanding - diluted may not be comparable to similar measures reported by other companies.

Starting in Q2 2024, EAD and CAD per diluted common share are based on adjusted weighted average common shares outstanding - diluted. Prior period EAD and CAD per diluted common share have not been updated to reflect this adjustment as the dilutive effect of potential Series B Preferred redemptions were immaterial to prior periods.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab. 2023 dividend coverage amounts exclude special dividend amounts.

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT, with its shares of common stock and 8.50% Series A Cumulative Redeemable Preferred Stock listed on the New York Stock Exchange. The Company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), self-storage and life science sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate experience.

29.4%
DISCOUNT TO BOOK[1]

15.0%
IMPLIED DIVIDEND YIELD[2]

11.9%
INSIDER OWNERSHIP[3]

NREF Total Return vs Peers[4]



NREF
ABR
BXMT
KREF
ADAM
STWD
TRTX

1. BASED ON SEPTEMBER 30, 2025, BOOK VALUE INCLUDING REDEEMABLE NON CONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING OCTOBER 29, 2025
2. IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 3Q DIVIDEND OF $0.50 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON OCTOBER 29, 2025
3. INCLUDES NON CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING OCTOBER 29, 2025
4. BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING OCTOBER 29, 2025

3Q 2025 Highlights

FINANCIAL	**$428.5MM** BOOK VALUE $18.83 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A and Series B Preferred Stock	**3Q 2025 Dividend** PAID ON SEPTEMBER 30, 2025 Paid a 3Q 2025 dividend of $0.50 per common share on September 30, 2025	**$50.9MM** NET INCOME IN 3Q 2025 Net income attributable to common stockholders of $35.0MM or $1.14 per diluted common share	**$12.1MM** 3Q 2025 CASH AVAILABLE FOR DISTRIBUTION $0.53 per diluted common share[1]
PORTFOLIO	**$1.1B** OUTSTANDING TOTAL PORTFOLIO Composed of 88 investments[2]	**$6.5MM** LOAN DRAW Funded $6.5MM on a loan. The loan pays a monthly coupon of SOFR+900bps	**$60.0MM** REAL ESTATE PROPERTY Sold a multifamily property for $60.0MM, which resulted in a gain of $3.7MM	**$42.5MM** PURCHASED PREFERRED STOCK Purchased $42.5MM of Preferred Stock
CAPITALIZATION	**0.93X** DEBT TO EQUITY RATIO As of September 30, 2025	**4.88X and 1.69X** NET INCOME AND CAD SERIES B COVERAGE, RESPECTIVELY[3] As of September 30, 2025	**3.5 Years** WEIGHTED AVERAGE REMAINING TERM[4]	**$65.7MM** SERIES B PREFERRED Raised $65.7MM of Series B Preferred in the amount of 2.7MM shares

1. CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE
2. AS OF SEPTEMBER 30, 2025, AND CMBS B PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
3. SERIES B COVERAGE IS CALCULATED BY TAKING THE NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS OF $35.0MM OR CASH AVAILABLE FOR DISTRIBUTION OF $12.1MM FOR 3Q 2025 DIVIDED BY THE NREF SERIES B PREFERRED DIVIDENDS OF $7.2MM FOR THE QUARTER.
4. AS OF SEPTEMBER 30, 2025, AND EXCLUDING THE COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS AND THE REMAINING NET ASSETS RELATED TO THE HUDSON MONTFORD MULTIFAMILY PROPERTY AFTER ITS SALE AND THE ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTY

3Q 2025 Earnings And Book Value


Book Value Per Common Share Growth
0.7%
$17.93
4Q 2023
(6.9)%
$16.69
1Q 2024
(1.1)%
$16.51
2Q 2024
2.7%
$16.95
3Q 2024
0.1%
$16.97
4Q 2024
1.5%
$17.22
1Q 2025
1.0%
$17.40
2Q 2025
8.2%
$18.83
3Q 2025

Earnings and Book Value

- Net interest income of $12.5MM, an increase of $0.4MM compared to 2Q 2025
- Net income of $50.9MM, with net income attributable to common stockholders of $35.0MM, or $1.14 per diluted common share; compared to a net income of $22.3MM, with net income attributable to common stockholders of $12.3MM, or $0.54 per diluted common share in 2Q 2025
- Earnings available for distribution of $11.6MM, or $0.51[1] per diluted common share; compared to $0.43 per diluted common share in 2Q 2025
- BV per diluted common share including redeemable NCI in the Operating Partnership increased 8.2% to $18.83/share, compared to $17.40/share at the end of 2Q 2025


$17.40
2Q 2025 BV
$0.55
Net Int Income
$2.05
Other Income
$(0.37)
Operating Exp
$(0.80)
Dividend
$18.83
3Q 2025 BV

1. EARNINGS AVAILABLE FOR DISTRIBUTION PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE

Earnings per Share (EPS)[1], EAD[2] and CAD[2]



Earnings per Diluted Share and EAD per Diluted Common Share
130.0%
$0.92
10.6%
$0.75
(53.3)%
$0.43
10.4%
$0.83
62.8%
$0.70
(50.2)%
$0.41
(22.9)%
$0.54
5.0%
$0.43
111.1%
$1.14
17.4%
$0.51
(64.0)%
$0.41
(5.8)%
$0.48
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025 Est
Earnings per Share
EAD/Share



EAD and CAD per Diluted Common Share
$0.75
5.1%
$0.67
$0.83
(30.1)%
$0.47
$0.41
(4.6)%
$0.45
$0.43
2.6%
$0.46
$0.51
15.2%
$0.53
$0.48
(5.7)%
$0.50
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025 Est
EAD/Share
CAD/Share

EPS, EAD, CAD AND GUIDANCE

E P S / E A D / C A D

- Earnings per diluted share for 3Q 2025 is $1.14, compared to earnings per diluted share of $0.54 reported in 2Q 2025
- 3Q 2025 EAD per diluted common share[2] is $0.51, an increase of 17.4% compared to 2Q 2025 reported EAD per diluted common share
- 3Q 2025 CAD per diluted common share[2] is $0.53, an increase of 15.2% compared to 2Q 2025 reported CAD per diluted common share

G U I D A N C E

- 4Q 2025 EAD per diluted common share[2] guidance is $0.48[3] at the mid-point
- 4Q 2025 CAD per diluted common share[2] guidance is $0.50[3] at the mid-point

1. EPS ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS, AND DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF ALL OUTSTANDING SERIES B PREFERRED SHARES FOR COMMON STOCK.
2. EAD AND CAD PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. ADDITIONALLY, STARTING IN Q2, 2024, THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD AND CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE
3. NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 4Q 2025 IS ESTIMATED TO BE BETWEEN $8.3MM AND $10.6MM.

Dividend and Coverage

Dividend and EPS/EAD/CAD Coverage

3Q 2025 DIVIDEND:

- 3Q dividend of $0.50 per common share was paid on September 30, 2025
- 3Q 2025 EPS dividend coverage is 2.28x
- 3Q 2025 EAD dividend coverage is 1.02x
- 3Q 2025 CAD dividend coverage is 1.06x

4Q 2025 DIVIDEND:

- 4Q 2025 dividend of $0.50 per common share declared by the Board of Directors to be paid on December 31, 2025
- 4Q 2025 estimated EPS dividend coverage of 0.82x
- 4Q 2025 estimated EAD dividend coverage of 0.96x
- 4Q 2025 estimated CAD dividend coverage of 1.00x

Dividend and EPS/EAD/CAD Coverage

	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025 Est
Dividend/Share	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50
EPS	$ 0.92	$ 0.43	$ 0.70	$ 0.54	$ 1.14	$ 0.41
EPS Coverage	1.84x	0.86x	1.40x	1.08x	2.28x	0.82x
EAD/Common Share	$ 0.75	$ 0.83	$ 0.41	$ 0.43	$ 0.51	$ 0.48
EAD Coverage	1.50 x	1.66x	0.83x	0.86x	1.02x	0.96x
CAD/Common Share	$ 0.67	$ 0.47	$ 0.45	$ 0.46	$ 0.53	$ 0.50
CAD Coverage	1.34x	0.94x	0.90x	0.92x	1.06x	1.00x
CAD T-12 Coverage[1]	1.21x	1.19x	1.12x	1.08x	0.95x	0.97x

NOTE: EPS, EAD PER COMMON SHARE AND CAD PER COMMON SHARE ON THIS SLIDE ARE PER DILUTED SHARE.

1. CAD T-12 COVERAGE IS CALCULATED BY (A) ADDING CAD/COMMON SHARE FOR THE FOUR QUARTERS INCLUDED IN THE TRAILING TWELVE MONTH PERIOD AND (B) DIVIDING THE SUM BY THE DIVIDENDS PAID PER SHARE FOR THE APPLICABLE TWELVE MONTH PERIOD. FOR RECONCILIATIONS OF CAD/COMMON SHARE, SEE THE RECONCILIATION SLIDES INCLUDED HEREIN. ESTIMATED 4Q 2025 CAD T-12 COVERAGE INCLUDES ESTIMATED 4Q 2025 CAD/COMMON SHARE BASED ON THE MIDPOINT OF THE RANGE.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, common stock investments, multifamily properties, promissory notes, preferred stock investments, revolving credit facilities and stock warrants in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences, marina) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 3 bps per year dating back to 2009[1]
- Since 2009 and through August 2025, there have been $109.4MM in aggregate losses on $603.9B of combined issuance[1]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 2.0 years of average weighted term to maturity, and a 262 bps interest rate spread[2]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Storage fundamentals have weakened as rates have increased causing slowdown in the housing market, which is traditionally a large demand driver for storage. However, historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- As biotech and pharmaceutical companies bring manufacturing and R&D operations closer to home to mitigate supply chain risks, demand for specialized life science real estate is accelerating

3.5
YEARS AVERAGE REMAINING TERM[3]

87.4%
OF PORTFOLIO STABILIZED[3]

54.9%
WEIGHTED AVG LOAN TO VALUE[3]

1.41x
WEIGHTED AVG DSCR[3]

1. FREDDIE MAC; AUGUST 2025
2. AS OF SEPTEMBER 30, 2025
3. AS OF SEPTEMBER 30, 2025, AND EXCLUDING THE COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS AND THE REMAINING NET ASSETS RELATED TO THE HUDSON MONTFORD MULTIFAMILY PROPERTY AFTER ITS SALE AND THE ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTY

Portfolio Commentary[1]



MA
28%
MD
4%
CA
5%
GA
8%
TX
16%
FL
4%
LESS THAN 4.0% OF TOTAL OUTSTANDING PRINCIPAL BALANCE

Geographic and Asset Type Exposure[1]



Other 2.9%
SFR 15.9%
Life Sciences 33.9%
$1.1B
CURRENT PRINCIPAL[1]
Multifamily 47.3%



Preferred 18.6%
Senior Loan 10.0%
Promissory Note 1.3%
CMBS 27.0%
Revolving Credit Facility 12.4%
54.9%
WEIGHTED AVG LTV[1]
IO Strips 4.2%
Mezz 26.5%

1. AS OF SEPTEMBER 30, 2025, AND EXCLUDING COMMON STOCK AND REVOLVING CREDIT FACILITY INVESTMENTS AND THE REMAINING NET ASSETS RELATED TO THE HUDSON MONTFORD MULTIFAMILY PROPERTY AFTER ITS SALE AND THE ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTY

3Q 2025 Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
	Senior Loans									
1	Senior Loan	Various	Single-family	2/11/2020	$ 7,688	$ 1,081	5.4 %	2.3	52.1 %	
2	Senior Loan	Various	Single-family	2/11/2020	5,056	588	5.2 %	3.0	51.1 %	
3	Senior Loan	Various	Single-family	2/11/2020	31,793	3,303	4.7 %	0.2	33.5 %	
4	Senior Loan	Various	Single-family	2/11/2020	9,253	1,041	6.1 %	3.0	69.6 %	
5	Senior Loan	Various	Single-family	2/11/2020	34,835	3,692	5.6 %	3.1	66.5 %	
6	Senior Loan	Various	Single-family	2/11/2020	5,447	617	6.0 %	3.2	66.2 %	
7	Senior Loan	Various	Single-family	2/11/2020	8,380	1,028	5.9 %	3.3	51.2 %	
8	Senior Loan	Various	Single-family	2/11/2020	6,268	797	5.5 %	3.4	65.8 %	
9	Senior Loan	Various	Single-family	2/11/2020	10,523	1,283	4.7 %	0.4	63.2 %	
	Total Senior Loan				**$ 119,243**	**$ 13,430**	**5.3 %**	**2.1**	**55.0 %**	
	CMBS B-Pieces									
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$ 13,202 (5)	$ 3,142	7.2 %	0.4	60.1 %	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	28,581 (5)	6,984	6.1 %	1.2	65.6 %	
3	CMBS B-Piece	Various	Multifamily	7/30/2020	15,910 (5)	(2,277)	13.5 %	1.7	63.2 %	
4	CMBS B-Piece	Various	Multifamily	4/20/2021	14,714 (5)	3,727	10.6 %	5.4	70.7 %	
5	CMBS B-Piece	Various	Multifamily	6/30/2021	108,303 (5)	24,631	— %	1.3	77.4 %	
6	CMBS B-Piece	Various	Multifamily	5/2/2022	25,532 (5)	5,321	4.9 %	13.2	58.3 %	
7	CMBS B-Piece	Various	Multifamily	7/28/2022	53,691 (5)	13,497	9.6 %	3.8	62.8 %	
8	CMBS B-Piece	Various	Multifamily	2/22/2024	30,869 (5)	6,660	5.9 %	3.3	58.9 %	
9	CMBS B-Piece	Various	Multifamily	4/24/2024	31,931 (5)	7,566	5.6 %	3.5	57.1 %	
	Total CMBS B-Piece				**$ 322,733**	**$ 69,251**	**5.1 %**	**3.3**	**66.9 %**	
	CMBS I/O Strips									
1	CMBS I/O Strip	Various	Multifamily	5/18/2020	$ 17,590 (6)	$ 283	2.0 %	4.3	69.6 %	
2	CMBS I/O Strip	Various	Multifamily	8/6/2020	108,643 (6)	3,116	3.0 %	4.7	69.0 %	
3	CMBS I/O Strip	Various	Multifamily	4/28/2021	63,181 (6)	852	1.6 %	4.3	63.7 %	
4	CMBS I/O Strip	Various	Multifamily	5/27/2021	20,000 (6)	650	3.4 %	4.7	66.1 %	

3Q 2025 Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
5	CMBS I/O Strip	Various	Multifamily	6/7/2021	4,266 (6)	60	2.3 %	3.2	66.0 %	
6	CMBS I/O Strip	Various	Multifamily	6/11/2021	85,340 (6)	515	1.7 %	3.7	64.1 %	
7	CMBS I/O Strip	Various	Multifamily	6/24/2021	19,384 (6)	274	— %	4.7	60.3 %	
8	CMBS I/O Strip	Various	Multifamily	8/10/2021	25,000 (6)	362	1.9 %	4.6	73.4 %	
9	CMBS I/O Strip	Various	Multifamily	8/11/2021	6,942 (6)	262	3.1 %	5.8	64.7 %	
10	CMBS I/O Strip	Various	Multifamily	8/24/2021	1,625 (6)	43	2.6 %	5.3	61.3 %	
11	CMBS I/O Strip	Various	Multifamily	9/1/2021	34,625 (6)	641	1.9 %	4.7	63.0 %	
12	CMBS I/O Strip	Various	Multifamily	9/11/2021	20,902 (6)	760	3.0 %	6.0	61.7 %	
13	CMBS I/O Strip	Various	Multifamily	1/16/2025	15,000 (6)	1,440	5.7 %	9.2	48.1 %	
14	CMBS I/O Strip	Various	Multifamily	4/15/2025	15,327 (6)	1,352	5.7 %	8.6	58.6 %	
	Total CMBS IO Strip				**$ 437,825**	**$ 10,610**	**2.4 %**	**4.8**	**63.4 %**	
	Mezzanine Loans									
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$ 5,000	$ 5,000	11.0 %	1.7	74.9 %	
2	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,213	7.5 %	3.6	89.3 %	
3	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,245	7.4 %	5.8	84.8 %	
4	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,783	7.6 %	3.7	89.4 %	
5	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,492	7.8 %	3.0	81.5 %	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,904	7.7 %	5.5	84.9 %	
7	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,227	7.3 %	5.8	83.1 %	
8	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	614	7.2 %	5.8	78.6 %	
9	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,241	7.3 %	3.6	81.1 %	
10	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,757	7.5 %	3.3	71.0 %	
11	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,480	7.4 %	5.8	83.3 %	
12	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	$ 9,610	$ 3,930	7.4 %	5.8	84.3 %	
13	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,022	7.4 %	5.8	80.3 %	
14	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	481	7.7 %	3.4	75.5 %	
15	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,340	6.9 %	3.8	80.3 %	

3Q 2025 Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date		Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
16	Mezzanine	Des Moines, IA	Multifamily	10/20/2020		2,880	1,162	7.9 %	3.1	81.6 %	
17	Mezzanine	Urbandale, IA	Multifamily	10/20/2020		4,010	1,618	7.9 %	3.1	83.8 %	
18	Mezzanine	Irving, TX	Multifamily	11/18/2021		12,600	12,537	— %	3.2	92.8 %	
19	Mezzanine	Rogers, AR	Multifamily	12/29/2021	(7)	8,136	8,125	15.3 %	0.3	87.1 %	
20	Mezzanine	Rogers, AR	Multifamily	6/9/2022		4,500	4,497	— %	0.1	95.2 %	
21	Mezzanine	Beacon, NY	Self-Storage	8/1/2025		3,573	3,298	10.6 %	0.8	N/A	
22	Mezzanine	Cambridge, MA	Life Science	1/26/2024		101,999	101,999	14.0 %	1.4	20.4 %	
	Total Mezzanine				$	**230,490**	**$ 173,965**	**10.2 %**	**2.7**	**45.6 %**	
	Preferred Equity										
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	$	12,735	$ 12,735	11.0 %	4.6	89.3 %	
2	Preferred Equity	Holly Springs, NC	Life Science	9/29/2021		22,054	22,020	10.0 %	1.0	N/A	
3	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021		11,377	11,377	10.5 %	6.4	52.0 %	
4	Preferred Equity	Vacaville, CA	Life Science	1/14/2022		35,181	35,168	10.0 %	1.0	N/A	
5	Preferred Equity	Beaumont, TX	Self-Storage	4/7/2022		3,903	3,879	14.2 %	4.9	N/A	
6	Preferred Equity	Temple, TX	Self-Storage	6/8/2022		4,480	4,454	13.5 %	4.9	N/A	
7	Preferred Equity	Medley, FL	Self-Storage	7/1/2022		10,000	9,966	11.0 %	1.8	99.6 %	
8	Preferred Equity	Plano, TX	Multifamily	8/10/2022		8,500	8,500	— %	0.2	81.8 %	
9	Preferred Equity	Fort Worth, TX	Multifamily	9/30/2022		9,000	8,998	— %	—	78.2 %	
10	Preferred Equity	Woodbury, MN	Life Science	10/19/2022		8,063	8,108	10.0 %	1.0	65.5 %	
11	Preferred Equity	Forney, TX	Multifamily	2/10/2023		29,450	29,462	11.0 %	2.5	N/A	
12	Preferred Equity	Richmond, VA	Multifamily	2/24/2023		28,970	28,975	11.0 %	1.5	N/A	
13	Preferred Equity	Phoenix, AZ	Single-family	5/16/2023		20,945	20,820	13.5 %	1.6	N/A	
14	Preferred Equity	Houston, TX	Life Science	5/17/2023		4,192	4,154	13.0 %	0.2	47.8 %	
15	Preferred Equity	Knoxville, TN	Marina	6/28/2024		7,500	7,473	13.0 %	3.1	68.8 %	
16	Preferred Equity	Kuttawa, KY	Marina	3/19/2025		5,428	5,427	13.0 %	9.9	N/A	
17	Preferred Equity	Houston, TX	Multifamily	1/31/2025		1,200	1,200	14.0 %	2.5	84.0 %	

3Q 2025 Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date			Current Principal		Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
18	Preferred Equity	Kirkland, WA	Multifamily	10/5/2022			1,490		1,483	9.0 %	2.3	62.7 %	
	Total Preferred Equity					$	**224,468**	$	**224,199**	**10.3 %**	**2.2**	**75.1 %**	
	Revolving Credit Facility												
1	Revolving Credit Facility	Various	Life Science	12/31/2024		$	148,600	$	137,901	13.5 %	2.3	N/A	
	Common Equity												
1	Common Stock	N/A	Self-Storage	11/6/2020			N/A	$	26,010	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	4/14/2022			N/A		25,555	N/A	N/A	N/A	
3	Common Equity	Forney, TX	Multifamily	2/10/2023			N/A		—	N/A	N/A	N/A	
4	Common Equity	Richmond, VA	Multifamily	2/24/2023			N/A		—	N/A	N/A	N/A	
5	Common Equity	Atlanta, GA	Multifamily	9/8/2023			N/A		—	N/A	N/A	N/A	
6	Common Equity	Irving, TX	Multifamily	7/8/2025			N/A		—	N/A	N/A	N/A	
7	Membership Interest	Various	Multifamily	4/9/2024			N/A		1,660	N/A	N/A	N/A	
	Total Common Equity						**N/A**	$	**53,225**	**N/A**	**N/A**	**N/A**	
	Real Estate												
1	Real Estate	Charlotte, NC	Multifamily	12/31/2021	(8)		N/A	$	188	N/A	N/A	N/A	
2	Real Estate	Atlanta, GA	Multifamily	10/10/2023	(9)		N/A		(1,566)	N/A	N/A	N/A	
	Total Real Estate						**N/A**	$	**(1,378)**	**N/A**	**N/A**	**N/A**	
	Preferred Stock												
1	Preferred Stock	Various	Life Science	11/9/2023			N/A	$	18,703	10.5 %	N/A	N/A	
2	Preferred Stock	Various	Life Science	1/2/2025			N/A		137,013	16.5 %	N/A	N/A	
	Total Preferred Stock						**N/A**	$	**155,716**	**15.8 %**	**N/A**	**N/A**	
	Promissory Note												
1	Promissory Note	Various	Single-family	7/10/2024		$	12,500	$	12,500	15.0 %	0.8	N/A	
2	Promissory Note	Las Vegas, NV	Multifamily	9/30/2025		$	3,000		3,000	8.0 %	1.0	N/A	
	Total Promissory Notes					$	**15,500**	$	**15,500**	**13.7 %**	**0.8**	**N/A**	
	Stock Warrant												
1	Stock Warrant	Various	Life Science	5/23/2024			N/A	$	116,228	N/A	N/A	N/A	
	Portfolio Total					$	**1,498,859**	$	**968,647**	**9.9 %**	**3.5**	**54.9 %**	**1.41x**

3Q 2025 Portfolio

1. Our total portfolio represents the current principal amount of the consolidated SFR Loans, CMBS I/O Strips, mezzanine loans, preferred equity, common stock investments, multifamily property, promissory notes, revolving credit facilities and stock warrants as well as the net equity of our CMBS B-Piece investments.
2. Net equity represents the carrying value less borrowings collateralized by the investment.
3. The weighted average coupon is weighted on the current principal balance.
4. The weighted-average life is weighted on current principal balance and assumes no prepayments. The maturity date for preferred equity investments represents the maturity date of the senior mortgage, as the preferred equity investments require repayment upon the sale or refinancing of the asset.
5. The CMBS B-Pieces are shown on an unconsolidated basis reflecting the value of our investments.
6. The number shown represents the notional value on which interest is calculated for the CMBS I/O Strips. CMBS I/O Strips receive no principal payments and the notional value decreases as the underlying loans are paid off.
7. The mezzanine loan was extended to January 9, 2026.
8. Real Estate is a 204-unit multifamily property the Company sold on July 22, 2025. The Company must include the net assets still owed in its financial statements pursuant to applicable accounting standards.
9. Real Estate is a 280-unit multifamily property.

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended	September 30, 2025	June 30, 2025
Interest income	$ 22,853	$ 22,838
Interest expense	(10,356)	(10,769)
Net interest income	**12,497**	**12,069**
Other income (loss)	46,717	19,473
Total operating expenses	(8,352)	(9,271)
Net income (loss)	**50,862**	**22,271**
Net (income) loss attributable to Series A Preferred stockholders	(874)	(874)
Net (income) loss attributable to Series B Preferred stockholders	(7,174)	(5,675)
Net (income) loss attributable to redeemable noncontrolling interests	(7,782)	(3,437)
Net income (loss) attributable to common stockholders	**35,032**	**12,285**
Weighted average common shares outstanding - diluted	43,854	39,460
Earnings (loss) per share outstanding - diluted	**$ 1.14**	**$ 0.54**

Book Value

	September 30, 2025	December 31, 2024
Common stockholders' equity	$ 334,499	$ 295,624
Redeemable noncontrolling interests in the OP	93,989	86,164
Total equity	**$ 428,488**	**$ 381,788**
Redeemable OP units	5,038	5,038
Common shares outstanding	17,722	17,461
Combined book value per share	**$ 18.83**	**$ 16.97**

Balance Sheet

	September 30, 2025	December 31, 2024
Cash and cash equivalents	$ 17,921	$ 3,877
Restricted cash	3,640	3,176
Net operating real estate investments	64,310	121,836
Loans, held for investment, net	583,646	497,544
Common stock investments, at fair value	51,566	57,389
Equity method investments	1,660	1,504
Mortgage loans, held for investment, net	122,176	263,395
Preferred stock investments, at fair value	155,715	18,949
Accrued interest and dividends	60,703	41,208
Mortgage loans held in variable interest entities, at fair value	4,054,259	4,343,359
CMBS structured pass through certificates, at fair value	42,334	34,979
Stock warrant investments, at fair value	116,228	27,400
Accounts receivable and other assets	3,916	1,457
Total Assets	**$ 5,278,074**	**$ 5,416,073**
Secured financing agreements, net	176,752	235,769
Master repurchase agreements	257,605	243,454
Unsecured notes, net	222,217	221,001
Mortgages payable, net	63,500	95,464
Accounts payable and other accrued liabilities	11,889	9,458
Accrued interest payable	15,327	10,020
Bonds payable held in variable interest entities, at fair value	3,755,809	4,029,214
Total Liabilities	**$ 4,503,099**	**$ 4,844,380**
Redeemable Series B Preferred Stock	305,564	149,045
Redeemable NCI in the Operating Partnership	93,989	86,164
Total Stockholders' Equity	375,423	336,484
Total Liabilities and Stockholders' Equity	**$ 5,278,075**	**$ 5,416,073**

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 4Q 2025 Net Income to EAD

	Low	Mid	High
For the three months ended	December 31, 2025	December 31, 2025	December 31, 2025
Net income	$ 17,766	$ 18,900	$ 20,034
Net (income) loss attributable to Series A preferred stockholders	$ (874)	$ (874)	$ (874)
Net (income) loss attributable to Series B preferred stockholders	$ (8,559)	$ (8,559)	$ (8,559)
Net income attributable to common stockholders	**8,333**	**9,467**	**10,601**
Adjustments:			
Amortization of stock-based compensation	1,513	1,513	1,513
EAD	$ **9,846**	$ **10,980**	$ **12,114**
Weighted average common shares outstanding - basic	17,722	17,722	17,722
Weighted average common shares outstanding - diluted	43,854	43,854	43,854
Shares attributable to potential redemption of Series B preferred	(20,999)	(20,999)	(20,999)
Adjusted weighted average common shares outstanding - diluted (1)	**22,855**	**22,855**	**22,855**
EPS per Weighted Average Share - diluted	$ **0.39**	$ **0.41**	$ **0.44**
EAD per diluted common share (1)	$ **0.43**	$ **0.48**	$ **0.53**
EPS Dividend Coverage Ratio	0.78 x	0.82 x	0.88 x
EAD Dividend Coverage Ratio (1)	0.86 x	0.96 x	1.06 x

Reconciliation of 4Q 2025 EAD to CAD

	Low	Mid	High
For the three months ended	December 31, 2025	December 31, 2025	December 31, 2025
EAD	$ 9,846	$ 10,980	$ 12,114
Adjustments:			
Amortization of premiums	2,493	2,493	2,493
Accretion of discounts	(2,674)	(2,674)	(2,674)
Amortization and depreciation	584	584	584
CAD	$ **10,249**	$ **11,383**	$ **12,517**
Weighted average common shares outstanding - basic	17,722	17,722	17,722
Weighted average common shares outstanding - diluted	43,854	43,854	43,854
Shares attributable to potential redemption of Series B preferred	(20,999)	(20,999)	(20,999)
Adjusted weighted average common shares outstanding - diluted (1)	**22,855**	**22,855**	**22,855**
EPS per Weighted Average Share - diluted	$ **0.39**	$ **0.41**	$ **0.44**
CAD per diluted common share (1)	$ **0.45**	$ **0.50**	$ **0.55**
EPS Dividend Coverage Ratio	0.78 x	0.82 x	0.88 x
CAD Dividend Coverage Ratio (1)	0.90 x	1.00 x	1.10x

1. EAD PER DILUTED COMMON SHARE, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIOS ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES.

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
Net income (loss) attributable to common stockholders	$ 35,032	$ 12,286	$ 16,518	$ 8,376	$ 16,116	$ 7,488	$ (14,286)	$ 13,635
Net income (loss) attributable to redeemable noncontrolling interests	7,782	3,437	4,163	2,448	3,940	2,275	(1,894)	3,346
Adjustments:								
Amortization of stock-based compensation	1,504	1,688	1,283	1,410	1,411	1,454	1,798	1,017
Provision for (reversal of) credit losses, net	15,680	5,284	3,625	(3)	(298)	(2)	(420)	(1,937)
Equity in (income) losses of equity method investments	(12)	1,017	(53)	(46)	1,105	892	2,000	—
Unrealized (gains) or losses	(48,343)	(13,706)	(15,862)	7,346	(4,660)	3,852	1,351	(5,960)
Earnings Available for Distribution	$ 11,643	$ 10,006	$ 9,674	$ 19,532	$ 17,614	$ 15,959	$ (11,451)	$ 10,101
Weighted average common shares outstanding, basic	17,722	17,712	17,516	17,461	17,461	17,422	17,264	17,232
Weighted average common shares outstanding, diluted	43,854	39,460	36,049	33,535	30,468	27,788	24,862	23,155
Shares attributable to potential redemption of Series B Preferred	20,999	16,408	12,652	10,116	7,048	4,357	N/A	N/A
Adjusted weighted average common shares outstanding - diluted[1]	22,855	23,052	23,397	23,420	23,420	23,431	24,862	23,155
EPS per diluted weighted average share	**$ 1.14**	**$ 0.54**	**$ 0.70**	**$ 0.43**	**$ 0.74**	**$ 0.40**	**$ (0.83)**	**$ 0.74**
EAD per diluted common share[1]	**$ 0.51**	**$ 0.43**	**$ 0.41**	**$ 0.83**	**$ 0.75**	**$ 0.68**	**$ (0.46)**	**$ 0.44**
Dividend per common share	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**
EPS dividend coverage ratio	**2.28x**	**1.08x**	**1.40x**	**0.86x**	**1.48x**	**0.80x**	**(1.66)x**	**1.48x**
EAD dividend coverage ratio[1]	**1.02x**	**0.86x**	**0.83x**	**1.66x**	**1.50x**	**1.36x**	**(0.92)x**	**0.88x**

1. STARTING IN Q2 2024, EAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES. PRIOR PERIOD EAD AND CAD PER DILUTED COMMON SHARE HAVE NOT BEEN UPDATED TO REFLECT THIS ADJUSTMENT AS THE DILUTIVE EFFECT OF POTENTIAL SERIES B PREFERRED REDEMPTIONS WERE IMMATERIAL TO PRIOR PERIODS.

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
Earnings Available for Distribution	$ 11,643	$ 10,006	$ 9,674	$ 19,531	$ 17,614	$ 15,959	$ (11,451)	$ 10,101
Adjustments:								
Amortization of premiums	3,750	2,558	2,262	2,803	4,093	1,682	27,874	4,432
Accretion of discounts	(4,055)	(2,561)	(2,540)	(12,553)	(7,071)	(3,693)	(3,880)	(3,767)
Amortization and depreciation	620	614	1,079	1,114	1,099	1,082	2,318	1,035
Amortization of deferred financing costs	137	12	12	11	12	12	12	(41)
Cash Available for Distribution	**$ 12,095**	**$ 10,629**	**$ 10,487**	**$ 10,906**	**$ 15,747**	**$ 15,042**	**$ 14,873**	**$ 11,760**
Weighted average common shares outstanding, basic	17,722	17,712	17,516	17,461	17,461	17,422	17,264	17,232
Weighted average common shares outstanding, diluted	43,854	39,460	36,049	33,535	30,468	27,788	24,862	23,155
Shares attributable to potential redemption of Series B Preferred	20,999	16,408	12,652	10,116	7,048	4,357	N/A	N/A
Adjusted weighted average common shares outstanding - diluted[1]	22,855	23,052	23,397	23,420	23,420	23,431	24,862	23,155
EPS per diluted weighted average share	**$ 1.14**	**$ 0.54**	**$ 0.70**	**$ 0.43**	**$ 0.74**	**$ 0.40**	**$ (0.83)**	**$ 0.74**
CAD per diluted common share[1]	**$ 0.53**	**$ 0.46**	**$ 0.45**	**$ 0.47**	**$ 0.67**	**$ 0.64**	**$ 0.60**	**$ 0.51**
Dividend per common share	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**
EPS dividend coverage ratio	**2.28x**	**1.08x**	**1.40x**	**0.86x**	**1.48x**	**0.80x**	**(1.66)x**	**1.48x**
CAD dividend coverage ratio[1]	**1.06x**	**0.92x**	**0.90x**	**0.94x**	**1.34x**	**1.28x**	**1.20x**	**1.02x**

1. STARTING IN Q2 2024, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES. PRIOR PERIOD EAD AND CAD PER DILUTED COMMON SHARE HAVE NOT BEEN UPDATED TO REFLECT THIS ADJUSTMENT AS THE DILUTIVE EFFECT OF POTENTIAL SERIES B PREFERRED REDEMPTIONS WERE IMMATERIAL TO PRIOR PERIODS.